                                                                  Exhibit 10.19

                SECOND AMENDMENT TO AMENDED AND RESTATED INTERIM
                          LOAN AND SECURITY AGREEMENT


                 SECOND AMENDMENT, dated as of March 10, 1995 (this "Amendment"), between PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender"), and DVI FINANCIAL SERVICES, INC., a Delaware corporation (the "Borrower"), to the Existing Agreement referred to below.

                                    RECITALS

                 The Lender and the Borrower are parties to a certain Amended and Restated Interim Loan and Security Agreement, dated as of September 13, 1994 (as heretofore amended, the "Existing Agreement"; as amended by this Amendment, the "Agreement").

                 The Lender has requested that the Existing Agreement be amended as provided herein and the Borrower is willing to so amend the Existing Agreement.

                 Accordingly, in consideration of the premises, the parties hereto agree as follows:

                 SECTION 1. The Loans. Subsection 1(i) of the Existing Agreement is hereby amended by deleting it in its entirety and replacing in lieu thereof the following:

                          "(i) after the making of such Advance, the outstanding principal amount of the aggregate of all Advances will not exceed the lesser of (x) 90% of the present value of the then remaining payments under the Contracts pledged to the Lender hereunder, discounted at the Discount Rate, as determined by the Lender and notified to the Borrower on the third business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any business day), and (y) if the Lender elects in its sole discretion to make a determination of the market value of the Contracts held as Collateral, 90% of the aggregate market value of the Contracts so held as Collateral, as such market value is determined by the Lender on any reasonable basis; and"

                 SECTION 2.  Terms and Conditions for all Advances.

                 (a) Subsection 2(k)(i) of the Existing Agreement is hereby amended by deleting the phrase "a discount rate of the Prime Rate plus 1%" in the fourth line thereof in its entirety and replacing in lieu thereof the phrase "the Discount Rate".

                 (b) Subsection 2(k)(ii)(A) of the Existing Agreement is hereby amended by deleting the phrase "a discount rate of the Prime Rate plus 1%" in the sixth line thereof in its entirety and replacing in lieu thereof the phrase "the Discount Rate".

                 SECTION 3.  Certain Definitions. Section 22 of the
Existing Agreement is hereby amended by adding the letter "(a)" at the beginning of the first sentence thereof, by deleting the definition of "Prime Rate" - Section 1(i)." therein and by adding the following section (b):

                          "(b) Unless the context otherwise requires, as used in this Agreement, the following terms have the following meanings:

                 "Class A Tranche" - A hypothetical senior security issued in connection with an Equipment Lease Structured Financing.

                 "Class B Tranche" - A hypothetical security issued in connection with an Equipment Lease Structured Financing that is subordinate to the Class A Tranche.

                 "Class C Tranche" - A hypothetical security issued in connection with an Equipment Lease Structured Financing that is subordinate to the Class A Tranche and to the Class B Tranche.

                 "Discount Rate" - On any day, the rate per annum that is equal to the sum of (i) the rate which, when compounded monthly, is equivalent to the Weighted Average Yield when compounded semi-annually, plus (ii) 145 basis points.

                 "Equipment Lease Structured Financing" - A hypothetical three-tiered transaction employing agreements as customarily are entered into by the Lender in structured financings in which the Lender acts as depositor, securitizing a pool of equipment leases bearing maturities and credit risk characteristics comparable to the Contracts.

                 "Weighted Average Yield" - On any day, the rate per annum that is equal to the sum of (i) 85.5% multiplied by the hypothetical credit spread that would be required to induce an investor to purchase a Class A Tranche, as reasonably determined by the Lender, (ii) 4.5% multiplied by the hypothetical credit spread that would be required to induce an investor to purchase a Class B Tranche, as reasonably determined by the Lender, (iii) 10% multiplied by the hypothetical credit spread that would be required to induce an investor to purchase a Class C Tranche, as reasonably determined by the Lender, and (iv) the rate appearing on page 5 of the Telerate Screen for a 3-year maturity treasury security (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor for such rate); provided, that the percentages listed in clauses (i) - (iii), above, may be changed by the Lender at any time and from time to time to reflect changes in then current market conditions, which changes shall be promptly notified to the Borrower."

                 SECTION 4. Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

                 4.1  Delivered Documents. On the Amendment Effective
Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                 (a) this Amendment, executed and delivered by a duly authorized office of the Borrower; and

                 (b) such other documents as the Lender may reasonably request.

                 4.2 No Default. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in each Existing Agreement on its part to be observed or performed; (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 5 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default or Event of Default shall have occurred and be continuing on such date. On the Amendment Effective Date the Borrower shall be deemed to have certified to the Lender as set forth in this Section 2.2.

                 SECTION 5. Representations and Warranties. The Borrower hereby confirms and reaffirms the representations and warranties contained in
Section 5 of the Existing Agreement; provided, however, that references therein to the "Agreement" shall be deemed to refer collectively to this Amendment, the Existing Agreement, and the Agreement, each as defined herein.

                 SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                 SECTION 7. Definitions in Existing Agreement. Unless otherwise defined in this Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

                 SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                 SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

                 IN WITNESS WHEREOF, the Lender and the Borrower have caused this Amendment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.


                                            PRUDENTIAL SECURITIES REALTY
                                             FUNDING CORPORATION

                                            By /s/ William J. Horan
                                              --------------------------
                                              Name:  William J. Horan
                                              Title: Treasurer


                                            DVI FINANCIAL SERVICES, INC.

                                            By /s/ Tuan A. Pham
                                              --------------------------
                                              Name:  Tuan A. Pham
                                              Title: Vice President


ACKNOWLEDGED AND AGREED:

DVI INC., Guarantor

By  /s/ J. G. Costello
  --------------------
  Name:   James G. Costello
  Title:  Senior Vice President